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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65376) of Accenture Ltd of our report dated October 11, 2001, except as to Note 18 which is as of March 15, 2002, relating to the combined and consolidated financial statements of Accenture Ltd, which appears in this Form 8-K.

PricewaterhouseCoopers LLP
Chicago, Illinois
April 11, 2002